Exhibit 3.1

                          CERTIFICATE OF INCORPORATION
                               STOCK CORPORATION
                      Office of the Secretary of the State
     30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-04 / new 1-97

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                                      FILING #0002080988 PG 01 OF 02 VOL B-00321
                                         FILED 03/07/2000 02:07 PM PAGE 03504
                                                SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE
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1.    NAME OF CORPORATION:

                              Omnicom Capital Inc.
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2.    TOTAL NUMBER OF AUTHORIZED SHARES: 100

             If the corporation has more than one class of shares,
                  it must designate each class and the number
                  of shares authorized within each class below
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              Class                      Number of shares per class

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3.    TERMS, LIMITATIONS, RELATIVE RIGHTS AND PREFERENCES OF EACH CLASS OF
      SHARES AND SERIES THEREOF PURSUANT TO CONN. GEN. STAT. SECTION 33-665:

[SEAL]
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                                      FILING #0002080988 PG 02 OF 02 VOL B-00321
                                       FILED 03/07/2000 02:07 PM PAGE 03505
                                       SECRETARY OF THE STATE
                                       CONNECTICUT SECRETARY OF THE STATE
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4. APPOINTMENT OF REGISTERED AGENT
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Print or type name of agent:

                        United Corporate Services, Inc.
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Business/initial registered office address:

                                66 Cedar Street
                              Newington, CT 06111
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Residence address:
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                           Acceptance of appointment

                              /s/ Michael A. Barr
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                             Michael A. Barr, Pres.
                               Signature of agent
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5. OTHER PROVISIONS:
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                                  6. EXECUTION

                       Dated this 2nd day of March, 2000

                Certificate must be signed by each incorporator.
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PRINT OR TYPE NAME OF
INCORPORATOR(S)                     SIGNATURE(S)            COMPLETE ADDRESS(ES)
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Raymond E. McGovern, Jr.    /s/ Raymond E. McGovern, Jr.     69 Midland Avenue,
                                                             Tarrytown, NY 10591
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